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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)     June 18, 1999
                                                   -----------------------




                            TALK VISUAL CORPORATION
               ------------------------------------------------
            (Exact name of registrant as specified in its charter)





             Nevada                      0-28330               95-4561156
-----------------------------------   ----------------      ------------------
 (State or other jurisdiction         (Commission File       (I.R.S. Employer
of incorporation or organization)        Number)             Identification No.)




              One Canal Park
              3rd Floor
              Cambridge, Massachusetts                          02142
              ------------------------                          -----
          (Address of principal executive offices)            (Zip Code)



      Registrant's telephone number, including area code: (617) 679-0300
                                                          --------------


                                Not Applicable
  --------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

          On September 14, 1998, Talk Visual Corporation, formerly known as Legacy Software Inc., a Delaware corporation ("Talk Visual" or the "Registrant"), Legacy Software Acquisition, Inc., a Florida corporation and a wholly owned subsidiary of the Registrant ("Sub"), and Videocall International Corporation, a Florida corporation ("Videocall"), entered into an Agreement and Plan of Merger (the "Merger Agreement") providing for the acquisition of Videocall by the Registrant through the merger (the "Merger") of Videocall into Sub. On September 14, 1998, the respective Boards of Directors of the Registrant and Videocall approved and adopted the Merger and the Merger Agreement. On June 15, 1999, the holders of a majority of the issued and outstanding shares of common stock, $.01 par value, of Videocall ("Videocall Common Stock") agreed to approve and adopt the Merger Agreement. On June 15, 1999, at the Special Meeting of Shareholders of Talk Visual (the "Talk Visual Meeting"), the holders of a majority of the issued and outstanding shares of common stock, $.001 par value, of Talk Visual ("Talk Visual Common Stock") and the holders of a majority of the shares of Talk Visual Common Stock not issued by Talk Visual to Videocall or any of its affiliates voting at the Talk Visual Meeting voted to approve the Merger. The Merger was consummated and became effective as of the close of business on June 18, 1999, when Articles of Merger of Videocall with and into Sub were filed with the Department of State of the State of Florida. As a result of the Merger, Videocall became a wholly owned subsidiary of the Registrant.

          Upon consummation of the Merger, each share of Videocall Common Stock was converted into the right to receive either (i) one (1) share of Talk Visual Common Stock or (ii) a combination of shares of Talk Visual Common Stock and three-year options to purchase Talk Visual Common Stock at an exercise price of $1 per share on the same one-for-one share basis. In connection with the foregoing, the Registrant intends to issue to the holders of Videocall Common Stock immediately after the effective time of the Merger an aggregate of approximately 19,841,400 shares of Talk Visual Common Stock and options to purchase 15,608,477 shares of Talk Visual Common Stock.

          For a more detailed description of the Merger, reference is made to the Proxy Statement/Prospectus/Notification of Merger (the "Proxy Statement/Prospectus/Notification of Merger") included in Talk Visual's Registration Statement on Form S-4 (File No. 333-79597) declared effective by the Securities and Exchange Commission on June 1, 1999. For a description of the nature of any material relationship between Videocall or its directors, officers and affiliates and Talk Visual or its directors, officers and affiliates, reference is made to the Proxy Statement/Prospectus/Notification of Merger.

          Prior to the Merger, Videocall used its assets (including plant, equipment or other physical property) to develop and market videoconferencing and videocall services for individuals and business customers. The Registrant intends that Videocall, as a wholly owned subsidiary of the Registrant, will continue to use such assets for the same purpose.

          Subsequent to the Merger, it is Talk Visual's intention that Videocall will be operated by substantially all of the officers of Videocall prior to the Merger. Michael J. Zwebner, Chairman of the Board, Eugene Rosov, President and Chief Executive Officer, Richard Sablon, Chief Technology Officer, C. Harold Snyder, Chief Financial Officer, Sal Gilbertie,

Director of Corporate Finance, and Charles Zwebner, Vice President, will continue in their respective positions.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Financial statements of business acquired.
          ---  -----------------------------------------

               (i) The consolidated financial statements of Videocall for the eleven month period ended December 31, 1998 were included in the Proxy Statement/Prospectus/Notification of Merger at pages F-23 through F-37, included in the Registration Statement on Form S-4 of the Registrant (File No. 333-79597) declared effective by the Commission on June 1, 1999, incorporated herein as Exhibit 99(a) and made part hereof by reference.

               (ii) The consolidated financial statements of Videocall for the three months ended March 31, 1999 were included in the Proxy Statement/Prospectus/Notification of Merger at pages F-46 through F-50, included in the Registration Statement on Form S-4 of the Registrant (File No. 333-79597) declared effective by the Commission on June 1, 1999, incorporated herein as Exhibit 99(a) and made part hereof by reference.

          (b)  Pro forma financial information.
          ---  -------------------------------

               Pro forma financial information for the fiscal year ended December 31, 1998 and the three months ended March 31, 1999 was included in the Proxy Statement/Prospectus/Notification of Merger at pages 41 through 46, included in the Registration Statement on Form S-4 of the Registrant (File No. 333-79597) declared effective by the Commission on June 1, 1999, incorporated herein as Exhibit 99(a) and made part hereof by reference.

          (c)  Exhibits
               --------

               The exhibits required to be filed as part of this Report are listed in the attached Index to Exhibits.

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TALK VISUAL CORPORATION
                                   -----------------------
                                   (Registrant)


Date: June 25, 1999                By: /s/
                                       -------------------------------------
                                       C. Harold Snyder
                                       Vice President and
                                       Chief Financial Officer

                               Index to Exhibits

                                                                     Sequential
                                                                   Page Location
                                                                   -------------
2(a)   Agreement and Plan of Merger dated as of September 14,            --
       1998 among Talk Visual Corporation, f/k/a Legacy
       Software, Inc. ("Talk Visual" or the "Registrant"),
       Legacy Software Acquisition, Inc. ("Sub"), and
       Videocall International Corporation ("Videocall")
       (incorporated herein by reference to Annex A to the
       Proxy Statement/Prospectus/Notification of Merger,
       included in the Registration Statement on Form S-4 of
       the Registrant (File No. 333-79597) declared effective
       by the Commission on June 1, 1999).


2(b)   Amendment No. 1 to Agreement and Plan of Merger dated as          --
       of December 1, 1998 among Talk Visual, Sub and
       Videocall (incorporated herein by reference to Annex A
       to the Proxy Statement/Prospectus/Notification of
       Merger, included in the Registration Statement on Form
       S-4 of the Registrant (File No. 333-79597) declared
       effective by the Commission on June 1, 1999).


23(a)  Consent of Mayer Rispler & Company, P.C. (incorporated            --
       herein by reference to Exhibit 23(i) to the
       Registration Statement on Form S-4 of the Registrant
       (File No. 333-79597) declared effective by the
       Commission on June 1, 1999).


23(b)  Consent of BDO Seidman, LLP (incorporated herein by               --
       reference to Exhibit 23(ii) to the Registration
       Statement on Form S-4 of the Registrant (File No. 333-
       79597) declared effective by the Commission on June 1,
       1999).


23(c)  Consent of Mayer Rispler & Company, P.C. (incorporated            --
       herein by reference to Exhibit 23(iii) to the
       Registration Statement on Form S-4 of the Registrant
       (File No. 333-79597) declared effective by the
       Commission on June 1, 1999).


23(d)  Consent of Haythe & Curley (incorporated herein by                --
       reference to Exhibit 23(iv) to the Registration
       Statement on Form S-4 of the Registrant (File No. 333-
       79597) declared effective by the Commission on June 1,
       1999).


23(e)  Consent of Haythe & Curley (incorporated herein by                --
       reference to Exhibit 23(v) to the Registration
       Statement on Form S-4 of the Registrant (File No. 333-
       79597) declared effective by the Commission on June 1,
       1999).


99(a)  Proxy Statement/Prospectus/Notification of Merger                 --
       included in the Registration Statement on Form S-4 of
       the Registrant (File No. 333-79597, incorporated herein
       by reference) declared effective by the Commission on
       June 1, 1999.


99(b)  Press release dated June 15, 1999.                                 7